EXXON MOBIL CORPORATION				EXHIBIT 99.2

3Q18 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 4)

Earnings, $M	3Q18	2Q18	1Q18	4Q17	3Q17
Upstream
United States	606	439	429	7,061	(238)
Non-U.S.	3,623	2,601	3,068	1,291	1,805
Total	4,229	3,040	3,497	8,352	1,567
Downstream
United States	961	695	319	918	391
Non-U.S.	681	29	621	646	1,141
Total	1,642	724	940	1,564	1,532
Chemical
United States	404	453	503	777	403
Non-U.S.	309	437	508	493	689
Total	713	890	1,011	1,270	1,092

Corporate and financing	(344)	(704)	(798)	(2,806)	(221)
Net income attributable to ExxonMobil (U.S. GAAP)	6,240	3,950	4,650	8,380	3,970

Earnings per common share (U.S. GAAP)	1.46	0.92	1.09	1.97	0.93
Earnings per common share
- assuming dilution (U.S. GAAP)	1.46	0.92	1.09	1.97	0.93

Exploration expenses, including dry holes	292	332	287	703	284

Capital and Exploration Expenditures, $M
Upstream
United States	2,040	1,752	1,248	1,158	1,098
Non-U.S.	3,290	3,103	2,511	6,457	2,077
Total	5,330	4,855	3,759	7,615	3,175
Downstream
United States	297	346	218	264	181
Non-U.S.	422	884	396	518	430
Total	719	1,230	614	782	611
Chemical
United States	411	414	343	389	392
Non-U.S.	115	119	122	167	1,791
Total	526	533	465	556	2,183
Other	11	9	29	46	18

Total Capital and Exploration Expenditures	6,586	6,627	4,867	8,999	5,987

Effective Income Tax Rate, %	34%	44%	40%	-139%	33%

Common Shares Outstanding, millions
At quarter end	4,234	4,234	4,234	4,239	4,237
Average - assuming dilution	4,271	4,271	4,270	4,270	4,271

Total Cash and Cash Equivalents, $B	5.7	3.4	4.1	3.2	4.3

Total Debt, $B	40.0	41.2	40.6	42.3	40.6

Cash Flow from Operations and Asset Sales, $B
Net cash provided by operating activities	11.1	7.8	8.5	7.4	7.5
Proceeds associated with asset sales	1.5	0.3	1.4	1.4	0.9
Cash flow from operations and asset sales	12.6	8.1	9.9	8.8	8.4

EXXON MOBIL CORPORATION

3Q18 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 4)

Net production of crude oil, natural gas	3Q18	2Q18	1Q18	4Q17	3Q17
liquids, bitumen and synthetic oil, kbd
United States	555	543	523	525	500
Canada / Other Americas	454	391	427	426	423
Europe	127	136	145	155	172
Africa	387	410	376	403	441
Asia	706	686	706	690	683
Australia / Oceania	57	46	39	52	61
Total liquids production	2,286	2,212	2,216	2,251	2,280

Natural gas production available for sale, mcfd
United States	2,549	2,591	2,576	2,753	2,899
Canada / Other Americas	224	226	211	240	216
Europe	1,004	1,136	2,542	2,266	1,326
Africa	16	9	9	6	6
Asia	3,685	3,393	3,568	3,855	3,646
Australia / Oceania	1,523	1,258	1,132	1,321	1,492
Total natural gas production available for sale	9,001	8,613	10,038	10,441	9,585

Total worldwide liquids and gas production, koebd	3,786	3,647	3,889	3,991	3,878

Refinery throughput, kbd
United States	1,644	1,529	1,518	1,379	1,435
Canada	388	364	408	391	385
Europe	1,446	1,384	1,495	1,509	1,555
Asia Pacific	720	714	720	728	715
Other Non-U.S.	194	114	152	200	197
Total refinery throughput	4,392	4,105	4,293	4,207	4,287

Petroleum product sales, kbd
United States	2,267	2,215	2,128	2,209	2,209
Canada	527	514	484	501	508
Europe	1,582	1,595	1,574	1,589	1,608
Asia Pacific	824	814	795	819	746
Other Non-U.S.	416	364	451	506	471
Total petroleum product sales	5,616	5,502	5,432	5,624	5,542

Gasolines, naphthas	2,255	2,216	2,215	2,353	2,266
Heating oils, kerosene, diesel	1,837	1,781	1,828	1,878	1,836
Aviation fuels	430	405	396	393	380
Heavy fuels	411	432	346	370	372
Specialty products	683	668	647	630	688
Total petroleum product sales	5,616	5,502	5,432	5,624	5,542

Chemical prime product sales, kt
United States	2,445	2,411	2,391	2,399	2,294
Non-U.S.	4,232	4,441	4,277	4,383	4,152
Total chemical prime product sales	6,677	6,852	6,668	6,782	6,446

EXXON MOBIL CORPORATION

3Q18 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 4)

Earnings Factor Analysis, $M	3Q18 vs. 3Q17	3Q18 vs. 2Q18
Upstream
Prior Period	1,567	3,040
Realization	2,580	270
Volume / Mix	50	450
Downtime Volume (Volume / Mix)	-80	130
Other	130	320
Other	30	470
Current Period	4,229	4,229
Downstream
Prior Period	1,532	724
Margin	-110	150
Volume / Mix	210	440
Downtime / Maintenance (Volume / Mix)	-10	350
Other	220	90
Other	10	330
Downtime / Maintenance (Expenses)	-	110
Forex	-	140
Other	10	80
Current Period	1,642	1,642
Chemical
Prior Period	1,092	890
Margin	-140	-20
Volume / Mix	20	-30
Downtime / Maintenance (Volume / Mix)	-10	-70
Other	30	40
Other	-260	-130
Downtime / Maintenance (Expenses)	-80	-70
Other	-180	-60
Current Period	713	713

Upstream Volume Factor Analysis, koebd
Prior Period	3,878	3,647
Entitlements / Divestments	-155	-30
Downtime / Maintenance	-20	90
Growth / Decline / Other	85	80
Current Period	3,786	3,786

Sources and Uses of Funds, $B	3Q18
Beginning Cash	3.4
Earnings	6.2
Depreciation	4.7
Working Capital / Other	0.2
Proceeds Associated with Asset Sales	1.5
PP&E Adds / Investments and Advances[1]	-5.4
Shareholder Distributions	-3.5
Debt / Other Financing	-1.4
Ending Cash	5.7

1PP&E Adds / Investments and Advances includes PP&E adds of ($5.2B) and net advances of ($0.2B)

EXXON MOBIL CORPORATION

3Q18 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 4)

Average Realization Data	3Q18	2Q18	1Q18	4Q17	3Q17
United States
ExxonMobil
Crude ($/b)	64.06	64.87	60.07	54.12	44.75
Natural Gas ($/kcf)	2.75	2.57	2.91	2.70	2.82

Benchmarks
WTI ($/b)	69.71	68.00	62.88	55.35	48.16
ANS-WC ($/b)	75.37	73.89	67.16	61.42	52.01
Henry Hub ($/mbtu)	2.91	2.80	3.01	2.93	2.99

Non-U.S.
ExxonMobil
Crude ($/b)	66.64	66.35	57.78	55.55	47.45
Natural Gas ($/kcf)	7.36	6.88	6.70	5.77	5.26
European NG ($/kcf)	6.73	6.93	6.60	6.04	5.21

Benchmarks
Brent ($/b)	75.27	74.35	66.76	61.39	52.08

The above numbers reflect ExxonMobil’s current estimate of volumes and realizations given data available as of the end of the third quarter of 2018.  Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators.  ExxonMobil management assumes no duty to update these estimates.